                                        Exhibit 10.52
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT TO
LICENSE AND COLLABORATION AGREEMENT

THIS FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT (this “Amendment”) is made as of February 28, 2023 (the “Amendment Effective Date”) by and between LianBio Respiratory Limited (“Lian”) and Landos BioPharma, Inc. (“Landos”).

Lian and Landos are parties to the License and Collaboration Agreement dated as of May 14, 2021 (the “Original License Agreement”; as amended by this Amendment, the “License Agreement”).

The Parties desire to amend the Original License Agreement: (i) to acknowledge the transfer by Landos (the “Landos Transfer”) of ownership of certain of the Licensed Technology (as defined therein) relating to its proprietary compound known as BT-11 (“BT-11”) to NImmun Biopharma, Inc. (“Newco”), (ii) to provide that the License Agreement no longer covers the licensing of such Licensed Technology relating to BT-11 and (iii) to include additional, mutually agreed-upon amendments to the Original License Agreement and clarify the Parties’ ongoing rights and obligations with respect thereto.
NOW, THEREFORE, the Parties hereby agree as follows:

1.Definitions. Unless otherwise indicated herein, words and terms that are defined in the License Agreement shall have the same meaning where used in this Amendment.

Acknowledgement and Consent of Transfer of Certain Licensed Technology related to BT-11. Lian and Landos each hereby acknowledges and confirms that, simultaneously herewith, Landos has transferred and assigned to Newco all of its right, title and interest in and to the Licensed Technology specifically relating to BT-11, and exclusively licensed to Newco all of its right, title and interest in and to certain other Licensed Technology relating to BT-11, together including all intellectual property rights Controlled by Landos as of such date that are necessary or reasonably useful for the Development, Manufacture, or Commercialization of BT-11 (or products containing BT-11) (collectively, “BT-11 Products”) (such Licensed Technology, the “Transferred BT-11 Technology”) and that Lian and Newco separately have entered into a new License and Collaboration Agreement relating to such Transferred BT-11 Technology.

2.Amendment to License Agreement.

(a)Section 1.29 of the Original License Agreement is revised to replace the word “compounds” with the word “compound” and to delete the words “BT-11 and” on line 1 thereof.

(b)Section 3.3(a) of the Original License Agreement is deleted in its entirety and replaced with the following:

Global Phase III Trial Participation. In the event that Landos decides to conduct a Global Phase III Trial for a Licensed Product, Lian will participate in the first such Global Phase III Trial by including Clinical Trial sites for such Global Phase III Trial in the Territory, subject to [***]. In the event that Lian participates in such Global Trial, subject to this Section 3.3(a) (Global Phase III Trial Participation) and Section 3.3(c) (Study Design and Protocol), such activities to be conducted by Lian in support of such Global Phase III Trial will be included in the Global Development Plan, and Lian will support Landos on such global development for such Global Trial by (i) including Clinical Trial sites in the Territory [***], (ii) being responsible for any costs and expenses incurred by or on behalf of Lian for its participation in such Global Trial conducted in the Territory, and (iii) using Commercially Reasonable Efforts to enroll patients in the Territory equal to a minimum of [***] of the total patients in such Global Phase III Trial (the “Patient Commitment”). In the event that Lian participates in such a Global Phase III Trial and fails to enroll sufficient patients in the Territory to meet the Patient Commitment (the “Patient Shortfall”), and Landos instead enrolls patients in such Global Phase III Trial in lieu of Lian in order to meet the Patient Commitment, then Lian will reimburse Landos for the number of patients representing the Patient Shortfall that Landos so enrolls in such Global Phase III Trial (up to the Patient Commitment) based on the Average Cost Per Patient in the Territory. If Lian does not participate in a Global Phase III Trial for either of Crohn’s disease or ulcerative colitis, then Lian will conduct a Clinical Trial in the Territory intended to support the Regulatory Approval for the use of the Licensed Product in the applicable disease in the Territory, and such Clinical Trial will be included in the Territory-Specific Development Plan. Additionally, in such event, Lian shall use good faith efforts to design the protocol for such Clinical Trial in a manner that would permit Landos to use clinical data generated from such Clinical Trial to support the Regulatory Approval for the use of the Licensed Product in the applicable disease in the U.S.

(c)The chart in Section 6.1 of the Original License Agreement is deleted and replaced with the following:

Development Milestone Event	Development Milestone Payment (in Dollars)
1. [***]	[***]
2. [***]	[***]
Total	[***]

(d)The Parties hereby acknowledge that, notwithstanding any provision to the contrary set forth in the Agreement or this Amendment, as between the Parties, (a) Landos will remain responsible for all indemnification obligations under Section 10.1 of the Original License Agreement with respect to BT-11 Products to the extent such obligations, or the circumstances related to the relevant claims, arise prior to the Amendment Effective Date and (b) Lian will remain responsible for all indemnification obligations under Section 10.2 of the Original License Agreement with respect to BT-11 Products to the extent such obligations, or the circumstances related to the relevant claims, arise prior to the Amendment Effective Date.

(e)Section 12.3(d) of the Original License Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Termination by Lian for Convenience. Lian may, upon [***] days’ prior written notice to Landos, terminate this Agreement in its entirety, for convenience, without cause and for any or no reason.

(f)Section 14.3 of the Original License Agreement is hereby amended by deleting the address for notices to Landos and replacing it with the following:

If to Landos:	Landos Biopharma Inc. PO Box 11239 Blacksburg, VA 24062 Attention: [***] Email: [***]

and deleting the address for copies of notices to Lian and replacing it with the following:

With copies to:	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Attention: [***] Email: [***]

(g)Schedule 1.29 of the Original License Agreement is deleted and replaced with Schedule 1.29 annexed hereto.

(h)Schedule 1.76 of the Original License Agreement is deleted and replaced with Schedule 1.76 annexed hereto.

3.Continued Validity of License Agreement. Except as specifically amended hereby, the Original License Agreement shall continue in full force and effect as originally constituted and is ratified and reaffirmed by the Parties hereto. The Parties confirm that any breach of this Amendment shall constitute a breach of the License Agreement, and shall entitle the non-breaching Party to all rights and remedies set forth in the License Agreement.

4.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

[Signature Page of First Amendment to License and Collaboration Agreement]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

LANDOS BIOPHARMA, INC.
/s/ Gregory Oakes
Name: Gregory Oakes
Title: Chief Executive Officer
LIANBIO RESPIRATORY LIMITED
/s/ Yizhe Wang
Name: Yizhe Wang
Title: Director

SCHEDULE 1.29
(REVISED)

Licensed Compound

[***]

SCHEDULE 1.76

LICENSED PATENTS

Patent Rights licensed by Landos
[***]